UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2026

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 La Grange Parkway, Toano, Virginia	23168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CFFI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emer
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01         Regulation FD Disclosure

Sale of Membership Interest in Bearing Insurance Group, LLC and Strategic Restructuring of Securities Portfolio

On May 7, 2026, C&F Financial Corporation (the Corporation) announced the completion of the sale (Transaction) of its membership interest in Bearing Insurance Group, LLC (Bearing) to an unaffiliated third party, effective May 1, 2026. Based solely on information available to the Corporation as of the date hereof, the Corporation estimates that a pre-tax gain of approximately $8.3 million will be recognized on the Transaction, which will be included in the Corporation’s financial results for the second quarter of 2026.

Following the completion of the Transaction, the Corporation executed a strategic restructuring of a portion of its securities available for sale (AFS) portfolio (the Portfolio Restructuring), which will offset a portion of the gain from the Transaction. In the Portfolio Restructuring, the Corporation sold $72.6 million in book value of securities AFS with a weighted average yield of 1.40% and representing approximately 14.7% of the entire securities portfolio, and purchased approximately $67.8 million of securities AFS with a weighted average yield of approximately 4.70%. Based solely on information available to the Corporation on the date hereof, the Corporation estimates that the Portfolio Restructuring will result in a pre-tax loss of approximately $7.1 million, which will also be included in the Corporation’s financial results for the second quarter of 2026. The estimated loss on the Portfolio Restructuring is expected to be recovered over approximately 3.3 years. The Corporation expects, on an annualized basis, the Portfolio Restructuring will improve earnings per share by approximately $0.51 per share and net interest margin by approximately 9 basis points.

While the loss recognized upon the Portfolio Restructuring is expected to have no impact on the Corporation’s total consolidated equity or tangible book value per share, the gain from the sale of Bearing is expected to increase tangible book value per share by an estimated $1.90 per share after taxes.

Press Release

A copy of the Corporation’s news release regarding the Transaction and the Portfolio Restructuring is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the Exchange Act) or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless expressly incorporated by specific reference made within such filing.

Item 8.01         Other Events

The information under the heading “Sale of Membership Interest in Bearing Insurance Group, LLC and Strategic Restructuring of Securities Portfolio” contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Forward-Looking Statements. This Form 8-K contains statements concerning the Corporation’s expectations, plans, objectives or beliefs regarding future financial performance and other statements that are not historical facts, which may constitute “forward-looking statements” as defined by federal securities laws. Forward-looking statements generally can be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “might,” “will,” “intend,” “target,” “should,” “could,” or similar expressions, are not statements of historical fact, and are based on management’s beliefs, assumptions and expectations regarding future events or performance as of the date of this press release, taking into account all information currently available. These statements include, but are not limited to, statements regarding the Transaction, including the Corporation’s expected gain to be recognized on the Transaction and the anticipated impact of the Transaction on the Corporation’s tangible book value per share, and statements regarding the Portfolio Restructuring, including the anticipated benefits from the Portfolio Restructuring to earnings per share and net interest margin. The Corporation’s ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors that could have a material adverse effect on the operations and future prospects of the Corporation and its subsidiaries include, but are not limited to, the possibility that the expected financial impacts of the Transaction or the Portfolio Restructuring may differ from current expectations, including as a result of post-closing price or other adjustments to consideration received with respect to the Transaction; business, economic, tax and other factors affecting the Transaction and the Portfolio Restructuring; and other factors, many of which are beyond the Company’s control, including those detailed in the Corporation’s publicly filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2025 and other reports filed with the Securities and Exchange Commission. Readers should not place undue reliance on any forward-looking statement. There can be no assurance that actual results will not differ materially from historical results or those expressed in or implied by such forward-looking statements, or that the beliefs, assumptions and expectations underlying such forward-looking statements will be proven to be accurate. Forward-looking statements are made as of the date of this Form 8-K, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which the statement was made, except as otherwise required by law.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1C&F Financial Corporation news release dated May 7, 2026

104 Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
(Registrant)

Date:	May 7, 2026	By:	/s/ Jason E. Long
Jason E. Long
Chief Financial Officer and Secretary

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